EXHIBIT 10.7

                             UNIVERSAL INDEPENDENT HOLDINGS LIMITED
                                           PO BOX 438
                                      TROPIC ISLE BUILDING
                                          WICKHAMS CORY
                                            ROAD TOWN
                                             TORTOLA
                                     BRITISH VIRGIN ISLANDS

         Capital Media (UK) Limited                           31 October 1996
         25 Jane Street
         London WIM 5HY

         Dear Sirs

         FINANCINGS ARRANGEMENTS BY OURSELVES ("UNIVERSAL INDEPENDENT HOLDINGS LIMITED") IN RESPECT OF THE LEASE OF A TRANSPONDER FROM PTT TELECOM BV TO YOURSELVES CAPITAL MEDIA (UK) LIMITED (THE "LEASE").

         We refer to the financing arrangements in respect of the Lease and in particular the Security Assignment, the Debenture and the Counter Indemnity (the "Documents") which you granted in our favour as security in respect of such financing.

         We confirm that it is our intention if circumstances remain as they are at the date hereof that although the Documents refer to all monies owing from yourselves to ourselves that such all monies provision will secure only the monies outstanding to us under the Counter Indemnity which you entered into in favour of ourselves (including all costs and expenses) as there are no other obligations outstanding between us as far as we are aware at the date hereof.

         This letter is governed and shall be construed in accordance with the laws of England.


         Signed for and on behalf of



         /s/
         --------------------------------------
         UNIVERSAL INDEPENDENT HOLDINGS LIMITED



         Accepted and Agreed


         /s/ CHARLES KOPPEL
         --------------------------------------
         CAPITAL MEDIA (UK) Limited